UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2004

Connecticut Water Service, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut (State or Other Jurisdiction of Incorporation)

0-8084	06-0739839

(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of Principal Executive Offices)	(Zip Code)

(860) 669-8630 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
SIGNATURES

Item 1.01. Entry Into a Material Definitive Agreement

     On September 2, 2004, The Connecticut Water Company (“CWC”), the main operating subsidiary of Connecticut Water Service, Inc. (the “Company”), completed the refinancing of an additional portion of its long-term debt through the issuance of $5,000,000 aggregate principal amount of variable rate Water Facilities Refunding Revenue Bonds (2004A Series) (AMT) with a maturity date of July 1, 2028, and the issuance of $4,550,000 aggregate principal amount of variable rate Water Facilities Refunding Revenue Bonds (2004B Series) (Non-AMT) with a maturity date of July 1, 2028 (collectively, the “Bonds”). At the present time, the Bonds have their interest rates reset weekly. The initial interest rate for the 2004A Series Bonds was 1.4% and for the 2004B Series Bonds was 1.35%.

     The Bonds were issued by the Connecticut Development Authority (the “Authority”) and the proceeds of issuance were loaned to CWC to be used by CWC to redeem prior obligations to the Authority that were secured by the $5,000,000 principal amount of 5.75% First Mortgage Bonds, Series T (due 2028) and the $4,550,000 principal amount of 5.3% First Mortgage Bonds, Series U (due 2028).

     The Bonds have been secured by two irrevocable direct pay letters of credit issued by Citizens Bank of Rhode Island, each with a five-year term expiring in September 2009. A.G. Edwards & Sons, Inc. acted as underwriter for the issuance and sale of the Bonds.

     The Bonds were issued under the following agreements:

1) a Bond Purchase Agreement among CWC, the Authority and A.G. Edwards & Sons, Inc., dated as of September 1, 2004;

2) the 2004A Series Loan Agreement between CWC and the Authority, dated as of August 1, 2004;

3) the 2004B Series Loan Agreement between CWC and the Authority, dated as of August 1, 2004;

4) the Trust Indenture for the 2004A Series Bonds between the Authority and U.S. Bank National Association, as Trustee (the “Trustee”), dated as of August 1, 2004;

5) the Trust Indenture for the 2004B Series Bonds between the Authority and the Trustee, dated as of August 1, 2004;

6) Reimbursement and Credit Agreements with respect to each of the 2004A Series Bonds and the 2004B Series Bonds between CWC and Citizens Bank of Rhode Island, each dated as of August 1, 2004; and

7) the Letters of Credit between CWC and Citizens Bank of Rhode Island with respect to each of the 2004A Series Bonds and the 2004B Series Bonds, each dated September 2, 2004.

     Both of the Loan Agreements and the Indentures contain provisions that provide for the acceleration of the indebtedness upon the occurrence of an event of default (as defined in the Loan Agreements and the Indentures). Copies of these agreements will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the period ending September 30, 2004.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     The disclosures set forth above under Item 1.01 are hereby incorporated by reference into this Item 2.03.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC. a Connecticut corporation

Date: September 8, 2004	By: /s/ David C. Benoit Name: David C. Benoit Title: Vice President — Finance and Chief Financial Officer